Exhibit 10.5.9

SECOND AMENDED AND RESTATED
CBL & ASSOCIATES PROPERTIES, INC.
STOCK INCENTIVE PLAN

SECOND AMENDED AND RESTATED
CBL & ASSOCIATES PROPERTIES, INC.
STOCK INCENTIVE PLAN

WHEREAS, the CBL & Associates Properties, Inc. 1993 Stock Incentive Plan was adopted by the Company on October 27, 1993 (the “Initial Plan”);

WHEREAS, the Initial Plan has been amended by Amendment No. 1 on May 1, 1996, Amendment No. 2 on May 3, 2000 and by Amendment No. 3 on May 7, 2002;

WHEREAS, the Initial Plan, as amended, was scheduled to terminate on October 27, 2003;

WHEREAS, the Awards granted under the Initial Plan, as amended, and the status of the Initial Plan, as amended, were as follows as of March 10, 2003 (the record date for stockholders voting on the adoption of the Amended and Restated Plan, as defined below, and prior to the antidilution adjustment made to reflect the 6/15/05 Stock Split, as defined below):

Stock Awards (fully vested on grant or fully vested as of March 10, 2003)                                            301,336
Deferred Stock Awards (subject to vesting/issuance
following March 10, 2003)                                                                                                                                205,534
Outstanding Employee Stock Options (vested and non-vested unexercised
stock options granted to employees prior to March 10, 2003)                                                                2,510,377
Non-Employee Directors Shares                                                                                                                         3,000
Outstanding Non-Employee Directors Stock Options                                                                                  20,000
Shares Available For Awards                                                                                                                       1,109,461

WHEREAS, pursuant to the recommendation of the Corporation’s Board of Directors, the Corporation’s shareholders adopted the Amended and Restated CBL & Associates Properties, Inc. Stock Incentive Plan on May 5, 2003 (the “Amended and Restated Plan”); and

WHEREAS, pursuant to the recommendation of the Compensation Committee of the Corporation’s Board of Directors, the Board of Directors adopted that certain Amendment #1 to the Amended and Restated Plan on October 29, 2003, which authorized the granting of up to 100 shares of restricted Common Stock to the Non-Employee Directors of the Corporation in lieu of annual grants of stock options; and

WHEREAS, pursuant to the recommendation of the Compensation Committee of the Corporation’s Board of Directors, the Board of Directors adopted that certain Amendment #2 to the Amended and Restated Plan on November 4, 2004, which increased the number of shares of restricted Common Stock that may be granted to the Non-Employee Directors of the Corporation in lieu of stock options; and

WHEREAS, effective as of June 15, 2005, acting pursuant to Section 3(b) of the Amended and Restated Plan in conjunction with a two-for-one stock split of the Company’s

Common Stock, which was effected in the form of a stock dividend as of such date (the “6/15/05 Stock Split”), the Compensation Committee determined to make appropriate and equitable adjustments to the Amended and Restated Plan and to the number of shares subject to any award and any deferred compensation arrangement outstanding under the Amended and Restated Plan, and to any vesting schedule and exercise price applicable to each such outstanding award, as well as to the total number of shares authorized for issuance under the Amended and Restated Plan, to reflect the 6/15/05 Stock Split and to preserve the intrinsic value of each such award and deferred compensation arrangement outstanding at such time; and

                WHEREAS, pursuant to the recommendation of the Compensation Committee of the Corporation’s Board of Directors, the Board of Directors adopted that certain Amendment #3 to the Amended and Restated Plan as of May 4, 2010, which amended the terms of the transfer restrictions imposed on restricted common stock granted to Non-Employee Directors to waive the transfer restrictions in the event of the death or disability of a Non-Employee Director; and

WHEREAS, pursuant to the recommendation of the Compensation Committee of the Corporation’s Board of Directors and in conjunction with the adopton of Amendment #3 as described above, the Board of Directors also approved, effective as of May 4, 2010, a further restatement of the the Amended and Restated Plan, to be desinated the Second Amended and Restated CBL & Associates Properties, Inc. Stock Incentive Plan (the “Second Amended and Restated Plan”), to create an official version of such plan to be filed as an exhibit to the Corporation’s periodic reports filed with the SEC that incorporates and clearly reflects the changes made by Amendment #1, Amendment #2 and Amendment #3 thereto, as well as by the antidilution adjustments effected in connection with the 6/15/05 Stock Split.

NOW, THEREFORE, pursuant to the action of the Board of Directors of the Company on May 4, 2010, the Amended and Restated Plan, as amended by Amendment #1, Amendment #2 and Amendment #3 thereto as described above, as well as by the antidilution adjustments effected in connection with the 6/15/05 Stock Split, is hereby restated in its entirety to reflect such changes, on the terms and provisions set forth below.  Notwithstanding the preceding sentence, the terms and provisions of Pre-Amendment Awards, as defined below, continue in force as such terms and provisions existed on the date such Pre-Amendment Awards were made.

Effective Date – as a restatement of the original Amended and Restated Plan, as amended, the effective date of this Plan shall remain May 5, 2003, the date the Amended and Restated Plan was submitted to  the Company’s stockholders for vote, as to all provisions hereof other than the changes previously effected by Amendment #1, Amendment #2, Amendment #3 and the antidilution adjustments effected in connection with the 6/15/05 Stock Split, each of which are effective as of their respective dates of adoption by the Corporation’s Board of Directors or by the Compensation Committee of the Corporation’s Board of Directors, as applicable.

Expiration Date – the expiration date of this Plan, after which no Awards may be granted hereunder, shall be May 5, 2013; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

SECTION 1. Purpose; Definitions.

Purpose.                 The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating officers, employees and directors of the Company and to provide the Company and is Subsidiaries with the ability to provide incentives more directly linked to the long term profitability of the Company’s businesses and increases in stockholder value thereby strengthening the commitment of the Company’s officers, employees and directors to the welfare of the Company and promoting an identity of interest between stockholders and the Company’s officers, employees and directors.

Definitions.            For purposes of the Plan, the following terms are defined as set forth below:

“Affiliate” means CBL & Associates Management, Inc., and any other corporation or other entity in which the Company has a substantial direct or indirect ownership interest, and designated by the Compensation Committee as such.

“Award” means awards/grants of Stock Option(s), unrestricted Stock, Restricted Stock, Non-Employee Director Share(s), Non-Employee Director Stock Option(s) and/or any other stock based awards described in Section 7 below that is made pursuant to the terms of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning set forth in Section 5(a)(ix) below.

“Change in Control” shall mean the happening of any of the following events:

(i)           An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common Stock of the Company (the “Outstanding Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (II) any acquisition by the Company, or members of the Company’s management, or any combination thereof, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (IV) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this definition; or

(ii)           A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for the purposes of this definition, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)           The approval by the stockholders of the Company of a Corporate Event as defined in Section 8(a) below; excluding, however, such a Corporate Event pursuant to which
(A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Event will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Event (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Event, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be;

(B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Event) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Event or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Event; and

(C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Event; or

(iv)           The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Commission” means the Securities and Exchange Commission or any successor agency.

“Common Stock” means common stock, par value $0.01 per share, of the Company.

“Company” means CBL & Associates Properties, Inc., Delaware corporation.

“Compensation Committee” means the Compensation Committee referred to in Section 2 below.

“Corporate Event” shall have the meaning ascribed to that term in Section 8(a) below.

“Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be set forth in such authorization.

“Disability” means permanent and total disability as determined under procedures established by the Compensation Committee for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

“Fair Market Value” means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ.  If there is no regular public trading market for such Common Stock the Fair Market Value of the Common Stock shall be determined by the Compensation Committee in good faith.

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Mature Stock” shall have the meaning ascribed to that term in Section 5(a)(iv) below.

“Non-Employee Director Share” means a share of Common Stock granted to Non-Employee Directors as set forth in Section 13 below.

“Non-Employee Director Stock Option” means a Stock Option granted to Non-Employee Directors as set forth in Section 13 below.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Participant” shall mean any recipient of an Award under this Plan.

“Plan” means the Amended and Restated CBL & Associates Properties, Inc. Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

“Pre-Amendment Awards” means collectively the Deferred Stock Awards set forth in the 4th Whereas clause above, the Outstanding Employee Stock Options set forth in the 4th Whereas clause above, the Non-Employee Director Shares set forth in the 4th Whereas clause above and the Outstanding Non-Employee Director Stock Options set forth in the 4th Whereas clause above.

“Restricted Stock” means an Award granted under Section 6 below.

“Retirement” means retirement from active employment under a pension plan of the Company, any Subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment at or after age 65 under circumstances which the Compensation Committee, in its sole discretion, deems equivalent to retirement.

“Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

“Stock Award(s)” means any award of Common Stock of the Company, whether such award is in the form of Restricted Stock or Stock that is unrestricted.

“Stock Option” or “Option” means an option granted under Section 5(a) below.

“Subsidiary” means a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Termination of Employment” means the termination of the Participant’s employment with the Company or any Subsidiary or Affiliate.  A Participant employed by a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of the Company or another Subsidiary or Affiliate.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. Administration.

The Plan shall be administered by the Compensation Committee of the Board as such is presently situated on the Effective Date and as it shall be constituted after the Effective Date throughout the term of this Plan (the “Compensation Committee”).  The Compensation Committee is required to be comprised of Independent Directors, as defined by the Board and/or applicable law.  If at any time no Compensation Committee shall be in office, the functions of the Compensation Committee specified in the Plan shall be exercised by the Board or by such other committee of the Board; provided any such other committee that shall be charged with the responsibility of exercising the functions of the Compensation Committee hereunder in the absence of the Compensation Committee shall be comprised of not less than two Persons who shall meet the definition of “Independent Director” as set forth above.

Subject to Section 14 hereof, the Compensation Committee shall have primary authority to grant Awards pursuant to the terms of the Plan to officers, employees and directors of the Company and its Subsidiaries and Affiliates.

Among other things, the Compensation Committee shall have the authority, subject to the terms of the Plan:

(a)           to select the officers, employees and directors to whom Awards may from time to time be granted; provided that awards to non-employee directors shall be made only in accordance with Section 13 below;

(b)           to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock or any combination thereof are to be granted hereunder;

(c)           to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)           to determine the terms and conditions of any Award granted hereunder (including, but not limited to, subject to Section 5(a) below, the option price, any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Compensation Committee shall determine);

(e)           to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

(f)           to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

(g)           to determine under what circumstances a Stock Option may be settled in cash or Common Stock under Section 5(a)(iv) below.

The Compensation Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Compensation Committee may act with respect to the Plan only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Compensation Committee.

Any determination made by the Compensation Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Compensation Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter.  All decisions made by the Compensation Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants subject to Plan provisions, including but not limited to Section 14 below.

SECTION 3.  Common Stock Subject to Plan.

(a)           Number of Shares of Common Stock Available.      Subject to adjustment as provided herein, the total number of shares of Common Stock available for distribution pursuant to Awards under the Plan shall be 10,400,000 shares of Common Stock, and the maximum number of shares of Common Stock with respect to which Options may be granted to any Plan Participant during any calendar year shall not exceed 200,000.  Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

(b)           Adjustments.      Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards under the Plan, the number of shares of Stock subject to outstanding Awards and the maximum number of shares of Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Company or the Compensation Committee, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Company or the Compensation Committee to be equitable:

(i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award; or

(ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan; or

(iii) for any other reason which the Company or the Compensation Committee determines otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

Any adjustment to Incentive Stock Options under this Section 3(b) shall take into account that adjustments which constitute a "modification" within the meaning of Section 424(h)(3) of the Code may have an adverse tax impact on such Incentive Stock Options and the Compensation Committee may, in its sole discretion, provide for a different adjustment or no adjustment in order to preserve the tax effects of Incentive Stock Options.  Unless otherwise determined by the Company or the Compensation Committee, any adjustments or substitutions under this Section 3(b) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act and any such adjustments or substitutions shall be subject to the provisions of this Plan including, but not limited to Section 9 and Section 14 below.  Further, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall, unless otherwise determined by the Company or the Compensation Committee, be made only to the extent that the Company or the Compensation Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Awards under Section 162(m) of the Code.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

SECTION 4.  Eligibility.

Officers, employees and directors of the Company, its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its Subsidiaries and Affiliates are eligible to be granted Awards under the Plan.  Except as expressly authorized by Section 13 of the Plan, however, no grant shall be made to a director who is not an officer or a salaried employee of the Company, its Subsidiaries and/or Affiliates.

SECTION 5.  Stock Options; Stock Awards.

(a)           Stock Options.     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options.  Any Stock Option granted under the Plan shall be in such form as the Compensation Committee may from time to time approve.

The Compensation Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.  Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries and Affiliates.  To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ.  An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option.  The grant of a Stock Option shall occur on the date the Compensation Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option.  The Company shall notify a Participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the Participant.  Such agreement or agreements shall become effective upon execution by the Participant.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Compensation Committee shall deem desirable:

(i)           Option Price.  The option price per share of Common Stock purchasable under a Stock Option (A) shall be determined by the Compensation Committee and set forth in the option agreement, (B) shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the Date of Grant and (C) in the case of an Incentive Stock Option granted to an optionee who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary of the Company, shall not be less than 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option on the Date of Grant.

(ii)           Option Term.  The term of each Stock Option shall be fixed by the Compensation Committee, but (A) no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted and (B) no Incentive Stock Option granted to an optionee who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary shall be exercisable more than five years after the date the Stock Option is granted.

(iii)           Exercisability.  Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Compensation Committee.  If the Compensation Committee provides that any Stock Option is exercisable only in installments, the Compensation Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Compensation Committee may determine.  In addition, the Compensation Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

Notwithstanding any other provision hereof, the aggregate Fair Market Value, determined on the date of award, of Common Stock with respect to which Incentive Stock Options are exercisable by an optionee for the first time during any calendar year under all stock option plans of the Company and any Subsidiary of the Company shall not exceed $100,000.

(iv)           Method of Exercise.  Subject to the provisions of this Section 5(a), Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

The option price of Common Stock to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check, or such other instrument as the Company may accept) or, if and to the extent set forth in the option agreement, may also be paid by one or more of the following: (A) in the case of the exercise of a Non-Qualified Stock Option, in the form of unrestricted Common Stock already owned by the optionee that meets the definition of “Mature Stock”, as defined below, based in any such instance on the Fair Market Value of the Common Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock may be authorized only at the time the Stock Option is granted; (B) by requesting the Company to withhold from the number of shares of Common Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the shares of Common Stock subject to such exercise; or (C) by a combination thereof, in each case in the manner provided in the option agreement.

As noted above, the option price may be paid in shares of Common Stock owned by the optionee upon the exercise of a  Stock Option provided the shares of Common Stock so utilized meet the definition of “Mature Stock”.  For purposes hereof, the term “Mature Stock” shall mean (I) shares of unrestricted Common Stock that have been owned by the optionee for at least six (6) consecutive months prior to the date of the exercise of the  Stock Option wherein such shares at to be utilized to pay all or a portion of the Option Price; or  (II) shares of unrestricted Common Stock that were purchased by the optionee in an open-market transaction prior to the exercise of the  Stock Options wherein such shares are to be utilized to pay all or a portion of the Option Price.

In the discretion of the Compensation Committee and to the extent allowed under applicable law, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of funds to pay the purchase price.

(v)           Transferability of Stock Options.  No Stock Option shall be transferable by the optionee other than (A) by will or by the laws of descent and distribution or (B) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or (C) by a gift to a “family member”, as herein defined.  All Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or by the guardian or legal representative of the optionee or by an alternate payee pursuant to such qualified domestic relations order or by the “family member” who is the donee of a gift, it being understood that the terms “holder” and “optionee” include the guardian, legal representative or family member donee of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or pursuant to a gift to a “family member”.  For purposes of this Plan, the term “family member” as relates to the optionee means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, including adoptive relationships, any person sharing the optionee’s household (other than a tenant or employee), a trust in which these persons (or the optionee) control the management of the assets and any other entity in which these persons (or the optionee) own more than fifty percent of the voting interests.  No Stock Option may be transferred for value except for (I) transfers under a qualified domestic relations order in settlement of marital property rights; and (II) a transfer to an entity in which more than fifty percent of the voting interests are owned by “family members” (or the optionee) in exchange for an interest in that entity.  Notwithstanding the above definition of “family member” and prohibitions on transfers and exceptions thereto, the definition of “family member” and the prohibitions and exceptions to transfers shall be subject to the definitions thereof and restrictions set forth on Form S-8 Registration Statement Under the Securities Act of 1933 as such definitions and restrictions shall be revised, amended or replaced from time to time.

(vi)           Termination by Death.  If an optionee’s employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Compensation Committee may determine, for a period of one year (or such other period as the Compensation Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  In the event of termination of employment due to death, if an Incentive Stock option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(vii)           Termination by Reason of Disability.  If an optionee’s employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Compensation Committee may determine, for a period of three years (or such shorter period as the Compensation Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii)           Termination by Reason of Retirement.  If an optionee’s employment terminates by reason of Retirement, any Non-Qualified Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Compensation Committee may determine, for a period of three years (or such shorter period as the Compensation Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Non-Qualified Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year (or such shorter) period, any unexercised Non-Qualified Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year-from the date of such death or until the expiration of the stated term of such Non-Qualified Stock Option, whichever period is the shorter.  In the event of termination of employment by reason of Retirement, an Incentive Stock Option may be exercised by the optionee to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Compensation Committee may determine, only within a period of three months thereafter or prior to the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-month period, any unexercised Incentive Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter.

(ix)           Other Termination.  Unless otherwise determined by the Compensation Committee, if there occurs a Termination of Employment for any reason other than death, Disability, Retirement or Cause, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Compensation Committee may determine, may, if such Termination of Employment is without Cause, be exercised for the lesser of (A) in the case of a Non-Qualified Stock Option, one year from the date of such Termination of Employment or the balance of such Stock Option’s term and (B) in the case of an Incentive Stock Option, three months from the date of such Termination of Employment or the balance of such Stock Option’s term; provided, however, that if the optionee dies within such one-year or three-month period, any unexercised Stock Option held by such optionee shall notwithstanding the expiration of such one-year or three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  In the event of Termination of Employment for Cause, any unexercised Stock Option held by such optionee shall expire immediately upon the giving to the optionee of notice of such Termination of Employment.  Unless otherwise determined by the Compensation Committee, for the purposes of the Plan, “Cause” shall mean (I) the conviction of the optionee for a felony under Federal law or the law of the state in action occurred, (II) dishonesty in the course of the optionee’s employment duties or (III) willful and failure on the part of the optionee to perform his duties in any material respect.

(x)           Cashing Out of Stock Option.  On receipt of written notice of exercise and subject to confirmation of applicable accounting implications, the Compensation Committee may elect to cash out all or any part of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of

Common Stock for which the Stock Option is being exercised on the effective date of such cash out.

(xi)           Corporate Event Cash Out.  The provisions of Section 8 below shall be applicable in the event of a Corporate Event as defined therein.

(b)           Stock Awards.     Subject to the terms of this Plan, the Compensation Committee may grant Awards to individuals in the form of shares of Common Stock of the Company and may place restrictions on such Awards as set forth in Section 6 below or may grant such shares of Common Stock without restrictions.

SECTION 6.  Restricted Stock.

(a)           Administration.  Restricted Stock may be awarded either alone, in addition to or in tandem with other Awards granted under the Plan.  The Compensation Committee shall determine the eligible persons to whom and the time or times at which Restricted Stock shall be awarded, the number of shares of Restricted Stock to be awarded, the number of shares of Restricted Stock to be awarded to any person, the duration of the period (the “Restrictions Period”) during which, and the conditions under which receipt of the Common Stock will be Restricted, and the other terms and conditions of the Award in addition to those set forth in Section 6(b).

The Compensation Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Compensation Committee shall determine, in its sole discretion.

The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b)           Terms and Conditions.  The shares of Restricted Stock awarded pursuant to this Section 6 may, in the sole discretion of the Compensation Committee, be subject to any of the following terms and conditions:

(i)           Subject to the provisions of this Plan and the Award agreement referred to in Section 6(b)(v) below, Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restrictions Period and a legend evidencing such restrictions shall, at the request of the Company or the Compensation Committee and upon such language as the Company or the Compensation Committee shall require, be inserted on any stock certificate evidencing shares received under a Restricted Stock Award.  At the expiration of the Restrictions Period if such Participant has previously received stock certificates with the above-referenced legend thereon with respect to the referenced Restricted Stock Award, certificates for shares of Common Stock without such legend shall, within a reasonable time following the request of the Participant or his or her legal representative, be delivered to the Participant or his or her legal representative, by the Company’s transfer agent in a number equal to the shares represented by the stock certificates previously received by such Participant with respect to the referenced Restricted Stock Award.

If the Participant has not received certificates representing his or her Restricted Stock Award by the end of the Restrictions Period, the Company shall, within a reasonable time following the request of the Participant or his or her legal representative, cause the Company’s transfer agent to deliver to the Participant or his or her legal representative stock certificates, without the above-referenced legend appearing thereon, in a number equal to the number of shares with respect to the referenced Restricted Stock Award.

(ii)           Unless otherwise determined by the Compensation Committee at grant, amounts equal to any dividends declared during the Restrictions Period with respect to the number of shares covered by a Restricted Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Restricted Stock, or otherwise reinvested, all as determined at or after the time of the Award by the Compensation Committee or, if the Compensation Committee determines to allow the Participant to make the election, at the election of the Participant.

(iii)           Subject to the provisions of the Award agreement and this Section 6, upon termination of a Participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Restrictions Period for a given Award, the Restricted Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Compensation Committee at grant.

(iv)           The Compensation Committee may, at or after grant, accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of such Award.

(v)           Each Restricted Stock Award shall be confirmed by, and subject to the terms of, a Restricted Stock agreement executed by the Company and the Participant.

(c)           Limitations and Additional Restrictions Applicable to Restricted Stock Awards.  Notwithstanding the provisions of this Section 6, any awards of Restricted Stock under this Plan shall be subject to the provisions of Section 14 below.

SECTION 7.   Other Stock-Based Awards

Subject to all other applicable provisions of this Plan, including but not limited to the provisions of Section 9 and Section 14 below, the Compensation Committee may grant any other cash, stock or stock-related Awards to any eligible individual under this Plan that the Compensation Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Stock and Stock bonuses.  Any such benefits and any related agreements shall contain such terms and conditions as the Compensation Committee deems appropriate including, but not limited to the right to settle any stock appreciation right by use of Common Stock.  Such Awards and agreements need not be identical.  The Compensation Committee may provide a stock option deferral program or similar types of plans designed to provide further deferral of taxable income to Participants including the use of unfunded deferred compensation arrangements that may provide for future payments to Participants in the form of Common Stock or cash provided such programs or plans do not include re-pricing of Stock Options, and such programs or plans shall be subject to the provisions of this Plan, including but not limited to the provisions of Section 9 and Section 14 below.   With respect to any benefit under which shares of Stock are or may in the future be issued for consideration other than prior services, the amount of such consideration shall not be less than the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law.

SECTION 8.  Changes in Company’s Capital Structure.

(a)           Corporate Events.         Notwithstanding the above, in the event of any of the following:

(i)           The Company is merged or consolidated with another corporation or entity;

(ii)           All or substantially all of the assets of the Company or the Common Stock are acquired by another person or entity;

(iii)           The reorganization or liquidation of the Company; or

(iv)           The Company shall enter into a written agreement to undergo an event described in clauses (i), (ii) or (iii) above,

(each (i), (ii), (iii) and (iv) above, a “Corporate Event”) then, the Company shall require the successor corporation or parent thereof to assume such outstanding Awards; provided, however, the Company or the Compensation Committee may, in lieu of requiring such assumption, provide that all outstanding Awards shall terminate as of the consummation of such Corporate Event, and (x) accelerate the exercisability of, or cause all vesting restrictions to lapse on, all outstanding Awards to a date at least ten days prior to the date of such Corporate Event and/or (y) provide that holders of Awards will receive a cash payment in respect of cancellation of their Awards based on the amount (if any) by which the per share consideration being paid for the Stock in connection with such Corporate Event exceeds the applicable exercise price.

For purposes of  this Section 8, an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Event, each holder of an Award would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time; provided, that if such consideration received in the transaction is not solely equity securities of the successor entity, the Company or the Compensation Committee may, with the consent of the successor entity, provide for the consideration to be received upon exercise of the Award to be solely equity securities of the successor entity equal to the Fair Market Value of the per share consideration received by holders of Stock in the Corporate Event.

(b)           Effect of Change in Control.           Except to the extent reflected in a particular Award agreement or as determined by the Company or the Compensation Committee, in the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options or Restricted Stock, such Option shall become immediately exercisable with respect to 100% of the shares subject to such Option, and the Restrictions Period shall expire immediately with respect to 100% of such shares of Restricted Stock.  In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire.  The Company and the Compensation Committee shall have full authority and discretion to interpret this Section 8(b) and to implement any course of action with respect to any Award so as to satisfy the intent of this provision.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

SECTION 9. Term, Amendment and Termination.

The Plan will terminate on May 5, 2013.  Under the Plan, Awards outstanding as of May 5, 2013 shall not be affected or impaired by the termination of the Plan.

The Board may not amend, alter or discontinue the Plan or an Award in such manner so as to  impair the rights of an optionee under a Stock Option or a recipient of a Restricted Stock Award theretofore granted without the optionee’s or recipient’s consent except such an amendment made to cause the  Award to qualify for the exemption provided by Rule 16b-3. If any proposed amendment to the Plan would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of securities that may be issued under the Plan or (iii) materially reduce the requirements as to eligibility for participation in the Plan, then to the extent required by applicable law or deemed necessary or advisable by the Compensation Committee, such amendment shall be presented to the Company’s stockholders for approval.  Notwithstanding the foregoing, however, the requirement that any such amendments to the Plan be presented to the Company's stockholders for approval shall not apply to such amendments as required by applicable law or to cause the Plan to comply with generally accepted accounting principles.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.  Notwithstanding the above provisions, any changes or adjustments as described in Section 3(b) above may be made without stockholder approval.

SECTION 10.  Unfunded Status of Plan.

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation.  The Compensation Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Compensation Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

SECTION 11.  General Provisions.

(a)           Additional Provisions of an Award.     The Compensation Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof.  The certificates for such shares may include any legend which the Compensation Committee deems appropriate to reflect any restrictions on transfer.  All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable Federal or state securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)           Privileges of Stock Ownership.  Except as otherwise provided in this Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares shall have been issued to such person.

(c)           Government and Other Regulations.  The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan.  If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)           No Restriction on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(e)           No Employment Right or Claim.         The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.  No individual shall have any claim or right to be granted an Award under the Plan, or, having been selected for the grant of an Award, to be selected for the grant of any other Award.

(f)           Tax Withholding.        No later than the date as of which an amount first becomes subject to being included in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If so determined by the Compensation Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The Compensation Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

(g)           Payments to Persons Other Than Participants.  If any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Compensation Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Compensation Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Company therefor.

(h)           No Liability of Compensation Committee Members.  No member of the Compensation Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Compensation Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Compensation Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(i)           Reliance on Reports.  Each member of the Compensation Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(j)           Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

(k)           Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(l)           Pronouns.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

(m)           Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(n)           Termination of Employment.  For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

(o)           Other Procedures.    The Compensation Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(p)           Governing Law.     The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 12.  Effective Date of Plan.

Provided the Plan is approved by the Company’s stockholders, the Plan shall be effective on May 5, 2003, the date the Plan was submitted to  the Company’s stockholders for vote.

SECTION 13.  Non-Employee Director Stock Options and Non-Employee Director Shares.

(a)      Each director of the Company who is not otherwise an employee of the Company or any Subsidiary or Affiliate from and after the effective date of the Plan (a “Non-Employee Director”) shall, on each December 31 during such Non-Employee Director’s term, automatically be granted, either, in the discretion of the Compensation Committee,

(i) Non-Qualified Stock Options to purchase 1,000 shares of Common Stock having an exercise price per share equal to 100% of the Fair Market value of the Common Stock at the Date of Grant of such Non-Qualified Stock Option or

(ii) Non-Employee Director Shares, as defined below, in an amount not to exceed 1,000 shares of Non-Employee Director Shares per grant per year.

Each such Non-Employee Director, upon joining the Board, shall also be awarded 1,000 shares of Common Stock (such initial grant of Common Stock and shares of Common Stock awarded pursuant to Subsection (ii) of this Section 13 are herein referred to as “Non-Employee Director Shares”).  Non-Employee Director Shares shall be fully vested upon grant, but may not be sold, pledged, or otherwise transferred in any manner during a Non-Employee Director’s term and for one year thereafter; provided, however, that in the event of the death or Disability of a Non-Employee Director, all transfer restrictions concerning such Non-Employee Director Shares shall immediately be removed, and such shares shall thereupon be freely transferrable by the Non-Employee Director or by his or her estate or legal representative, as applicable.  The Compensation Committee may require that such shares bear an appropriate legend evidencing such transfer restrictions.  The Compensation Committee may determine to grant the Awards set forth above on January 1 of a year in lieu of December 31.

(b)      An automatic Non-Employee Director Stock Option or award of additional Non-Employee Director Shares shall be granted hereunder only if as of each Date of Grant (or, in the case of any initial grant, from and after the effective date of the Plan) the Non-Employee Director (i) is not otherwise an employee of the Company or any Subsidiary or Affiliate, (ii) has not been an employee of the Company or any Subsidiary or Affiliate for any part of the preceding fiscal year and (iii) has served on the Board continuously since the commencement of his term.

(c)      Each holder of a Stock Option granted pursuant to this Section 13 shall also have the rights specified in Section 5(a).

(d)      In the event that the number of shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all Non-Employee Directors entitled to a grant on such date shall share ratably in the number of options on shares available for grant under the Plan and/or shall share ratably in the number of shares available for grant under the Plan.

(e)      Except as expressly provided in this Section 13, any Stock Option granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 5(a) hereof.

(f)      Awards granted under this Section 13 shall be subject to any applicable restrictions set forth in Section 14(a) below.

SECTION 14.  Award Limitations.

(a)           General Restriction.     Any provision of this Plan to the contrary notwithstanding, in no event shall any Awards or Award of Non-Employee Director Shares be made, and in no event shall any option be granted or exercised, if the grant or exercise of such Award or Option, would result in a violation of the Common Stock ownership limits or any other requirements necessary for qualification of the Company as a “real estate investment trust” for federal income tax purposes.  For purposes of the Plan, in determining whether such limits would be violated, Participants shall be deemed to own beneficially any shares of Common Stock subject to unexercised Options, whether or not vested.  Any such Award or grant or exercise of Options, if made, shall be null and void and shall have no legal effect.  In addition, the Plan and any Awards or Options granted hereunder shall be subject in all events to, and shall in no event violate (i) the “Ownership Limit” as set forth in the Company’s Amended and Restated Certificate of Incorporation, (ii) the provisions of any applicable rule or regulation of the Securities and Exchange Commission, the New York Stock Exchange and/or such other exchange upon which the Company’s stock may be traded or (iii) any provision of any federal or state law, rule or regulation.

(b)           Restrictions on Stock Awards.      Stock Awards granted from the Plan must be subject to the following guidelines:

(i)	Stock Awards may be granted from the Plan in lieu of cash compensation; and

(ii)
Except for Stock Awards falling within the 5% Authorization (defined below), Stock Awards that are granted from the Plan other than in lieu of cash compensation (A) pursuant to a stock award program or (B) independently, must provide for a vesting period of a minimum of three (3) years or may provide for a vesting period of less than three (3) years but at least one (1) year if the restrictions period placed upon the Stock Award is performance based.

Up to a maximum of Stock Awards equivalent to 5% of the total shares available for grant under the Plan as set forth in the first sentence of Section 3(a) above (the “5% Authorization”), Stock Awards may be granted to officers and employees of the Company other than in lieu of cash compensation and without the necessity of compliance with the vesting or performance based criteria set forth directly above.